SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 12, 1999



                        CERNER CORPORATION
      (Exact name of Registrant as specified in its charter)

Delaware                      0-15386               43-1196944
(State or other          (Commission File       (I.R.S. Employer
jurisdiction of               Number)         Identification No.)
Incorporation)


2800 Rockcreek Parkway, Suite 601, Kansas City, Missouri    64117
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (816) 221-1024


________________________________________________________________
  (Former name or  former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On March 12, 1999, the Board of Directors of Cerner Corporation (the "Company") adopted amendments to Rights Agreement, dated as of November 21, 1996, between the Company and UMB Bank, n.a., as Rights Agent. The amendments include the addition of a "share exchange" feature and certain technical and definitional enhancements. The Company issued a press release on March 16, 1999, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by reference, announcing the above described amendments.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:   None

     (b)  Pro Forma Financial Information:   None

     (c)  Exhibits:

          99.1      Press Release issued March 16, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   CERNER CORPORATION


Date: March 18, 1999               By: /s/ Marc Naughton
                                   Marc Naughton, Chief Financial
                                   Officer

                          EXHIBIT INDEX



Exhibit
Number    Description                                      Page

 99.1     Press Release issued March 15, 1999.